RATE-REGULATED BUSINESSES	12 Months Ended
Dec. 31, 2020
Regulated Operations [Abstract]
RATE-REGULATED BUSINESSES	RATE-REGULATED BUSINESSES
TC Energy's businesses that apply RRA currently include almost all of the Canadian, U.S. and Mexico natural gas pipelines and certain U.S. natural gas storage operations. Rate-regulated businesses account for and report assets and liabilities consistent with the resulting economic impact of the regulators' established rates, provided the rates are designed to recover the costs of providing the regulated service and the competitive environment makes it probable that such rates can be charged and collected. Certain revenues and expenses subject to utility regulation or rate determination that would otherwise be reflected in the statement of income are deferred on the balance sheet and are expected to be recovered from or refunded to customers in future service rates.
Canadian Regulated Operations
The majority of TC Energy's Canadian natural gas pipelines are regulated by the CER under the Canadian Energy Regulator Act (CER Act). In August 2019, the CER and CER Act replaced the NEB and the National Energy Board Act (NEB Act), respectively. The impact assessment and decision-making for designated major transboundary pipeline projects also changed at that time with the implementation of the new Impact Assessment Act which required designated projects, on a prospective basis, to be assessed by the Impact Assessment Agency of Canada. TC Energy projects submitted to the NEB for review prior to August 28, 2019 will continue to be assessed under the previous NEB Act in accordance with the transitional rules under the CER Act.
The CER regulates the construction and operation of facilities, and the terms and conditions of services, including rates, for the Company's Canadian regulated natural gas transmission systems under federal jurisdiction.
TC Energy's Canadian natural gas transmission services are supplied under natural gas transportation tariffs that provide for cost recovery, including return of and return on capital as approved by the CER or NEB. Rates charged for these services are typically set through a process that involves filing an application with the regulator wherein forecasted operating costs, including a return of and on capital, determine the revenue requirement for the upcoming year or multiple years. To the extent actual costs and revenues are more or less than forecasted costs and revenues, the regulators generally allow the difference to be deferred to a future period and recovered or refunded in rates at that time. Differences between actual and forecasted costs that the regulator does not allow to be deferred are included in the determination of net income in the year they occur. The Company's most significant regulated Canadian natural gas pipelines, based on total operated pipe length, are described below.
NGTL System
The NGTL System currently operates under the terms of the 2020-2024 Revenue Requirement Settlement approved by the CER on August 17, 2020. The settlement, effective January 1, 2020, includes an ROE of 10.1 per cent on 40 per cent deemed common equity, provides the NGTL System with the opportunity to increase depreciation rates if tolls fall below projected levels and includes an incentive mechanism for certain operating costs where variances from projected amounts are shared between the NGTL System and its customers. It also includes a mechanism to review the settlement should tolls exceed a pre-determined level, without affecting the equity return.
NGTL System's 2019 and 2018 results reflect the terms of the 2018-2019 Revenue Requirement Settlement which included an ROE of 10.1 per cent on 40 per cent deemed common equity, a mechanism for sharing variances above and below a fixed annual operating, maintenance and administration amount and flow-through treatment of all other costs.
Canadian Mainline
The Canadian Mainline currently operates under the terms of the 2015-2030 Tolls Application approved in 2014 (the NEB 2014 Decision). The terms in the 2015-2020 six-year settlement of the NEB 2014 Decision, which ended December 31, 2020, included an ROE of 10.1 per cent on deemed common equity of 40 per cent, an incentive mechanism that had both upside and downside risk and a $20 million after-tax annual TC Energy contribution to reduce the revenue requirement. Toll stabilization was achieved through the use of deferral accounts, namely the bridging amortization account and the long-term adjustment account (LTAA), to capture the surplus or shortfall between the Company's revenues and cost of service for each year over the 2015-2020 six-year fixed-toll term of the NEB 2014 Decision. The NEB 2014 Decision also directed TC Energy to file an application to review tolls for the 2018-2020 period. In December 2018, an NEB decision was received on the 2018-2020 Tolls Review (NEB 2018 Decision) which included an accelerated amortization of the December 31, 2017 LTAA balance and an increase to the composite depreciation rate from 3.2 per cent to 3.9 per cent.
On April 17, 2020, the CER approved the six-year unanimous negotiated settlement (2021-2026 Mainline Settlement) filed in December 2019. Similar to previous settlements, the 2021-2026 Mainline Settlement maintains a base equity return of 10.1 per cent on 40 per cent deemed common equity and includes an incentive to either achieve cost efficiencies and/or increase revenues on the pipeline with a beneficial sharing mechanism to both the shippers and TC Energy. An estimate of the remaining LTAA balance at the end of 2020 was included as an adjustment in the calculation of Mainline fixed tolls and amortized over the settlement term. Going forward, similar to the LTAA, the short-term adjustment accounts (STAA) captures the surplus or shortfall between system revenues and cost of service each year under the 2021-2026 Mainline Settlement.
U.S. Regulated Operations
TC Energy's U.S. regulated natural gas pipelines operate under the provisions of the Natural Gas Act (NGA)of 1938, the Natural Gas Policy Act of 1978 and the Energy Policy Act of 2005, and are subject to the jurisdiction of FERC. The NGA grants FERC authority over the construction and operation of pipelines and related facilities, including the regulation of tariffs which incorporates maximum and minimum rates for services and allows U.S. regulated natural gas pipelines to discount or negotiate rates on a non-discriminatory basis. The Company's most significant regulated U.S. natural gas pipelines, based on effective ownership and total operated pipe length, are described below.
In 2018, FERC prescribed changes (2018 FERC Actions) related to H.R.1, the Tax Cuts and Jobs Act (U.S. Tax Reform), and income taxes for rate-making purposes in a master limited partnership (MLP) that impact future earnings and cash flows of FERC-regulated pipelines. As part of the 2018 FERC Actions, FERC issued a Revised Policy Statement which created a presumption that entities whose earnings are not taxed through a corporation should not be permitted to recover an income tax allowance in their cost-of-service rates. In addition, FERC established that, to the extent an entity's income tax allowance should be eliminated from rates, it must also eliminate existing accumulated deferred income tax (ADIT) asset and liability balances from its rate base.
These 2018 FERC Actions also established a process and schedule by which all FERC-regulated interstate pipelines and natural gas storage facilities had to either (i) file a new uncontested rate settlement or (ii) file a FERC Form 501-G that quantified the isolated impact of U.S. Tax Reform and provided four options to address the impact for rate-making purposes.
Columbia Gas
Columbia Gas' natural gas transportation and storage services are provided under a tariff at rates subject to FERC approval. A FERC-approved modernization settlement provided for cost recovery and return on investment of up to US$1.5 billion from 2013-2017 to modernize the Columbia Gas system thereby improving system integrity and enhancing service reliability and flexibility. An extension of this settlement was approved by FERC in 2016 which allows for the cost recovery and return on additional expanded scope investment of US$1.1 billion over a three-year period through 2020.
Columbia Gas filed a general NGA Section 4 Rate Case with FERC on July 31, 2020 requesting an increase to Columbia Gas's maximum transportation rates expected to become effective February 1, 2021, subject to refund. The rate case continues to progress as expected, and the Company intends to pursue a collaborative process to reach a mutually beneficial outcome with its customers through settlement negotiations.
ANR Pipeline
ANR Pipeline operates under rates established through a FERC-approved rate settlement in 2016. Under terms of the 2016 settlement, ANR Pipeline is no longer under a rate moratorium and is required to file for new rates to be effective no later than August 1, 2022.
On August 10, 2020, FERC terminated ANR Pipeline's 501-G proceeding and ruled that ANR Pipeline has complied with the one-time reporting requirement. Additionally, FERC stated it will not exercise its right to initiate a NGA Section 5 investigation into ANR’s effective rates at this time but may in the future, if warranted.
Columbia Gulf
Columbia Gulf reached a rate settlement with its customers, which was approved by FERC in December 2019, increasing Columbia Gulf’s recourse rates to take effect on August 1, 2020. This settlement establishes a rate case and tariff filing moratorium through August 1, 2022 and Columbia Gulf is required to file a general rate case under Section 4 of the NGA no later than January 31, 2027, with new rates to be effective August 1, 2027.
TC PipeLines, LP
TC Energy owns a 25.5 per cent interest in TC PipeLines, LP, which has ownership interests in eight wholly-owned or partially-owned natural gas pipelines serving major markets in the U.S. As TC PipeLines, LP is an MLP, all pipelines it owns wholly or in part were impacted by the 2018 FERC Actions which required these pipelines to eliminate their existing ADIT balance from rate base. Refer to Note 17, Income taxes, for additional information regarding the impact of these changes to TC Energy.
Great Lakes
Great Lakes reached a rate settlement with its customers, which was approved by FERC in February 2018, decreasing Great Lakes' maximum transportation rates by 27 per cent effective October 2017. This settlement does not contain a moratorium and Great Lakes will be required to file for new rates no later than March 31, 2022, with new rates to be effective October 1, 2022. In 2018, as a result of the 2018 FERC Actions noted above, Great Lakes made a limited NGA Section 4 filing which had the effect of reducing rates by two per cent from what was in place previously. The reduction in rates became effective on February 1, 2019 after the limited Section 4 filing was accepted by FERC.
On May 11, 2020, FERC terminated Great Lakes’ 501-G proceeding and ruled that Great Lakes has complied with the one-time reporting requirement. Additionally, FERC also stated that rate reductions provided for in its 2017 settlement and the two per cent rate reduction from the limited Section 4 rate reduction proceeding have provided substantial rate relief for Great Lakes’ shippers and, as a result, it will not exercise its right to institute a NGA Section 5 investigation to determine if Great Lakes is over-recovering on its current tariff rates.
Mexico Regulated Operations
TC Energy's Mexico natural gas pipelines are regulated by CRE and operate in accordance with CRE-approved tariffs. The rates in effect on TC Energy's Mexico natural gas pipelines were established based on CRE-approved contracts that provide for cost recovery, including a return of and on invested capital.
Regulatory Assets and Liabilities

at December 31	2020	2019	Remaining Recovery/ Settlement Period (years)
(millions of Canadian $)

Regulatory Assets
Deferred income taxes[1]	1,287	1,088	n/a
Operating and debt-service regulatory assets[2]	54	2	1
Pensions and other post-retirement benefits[1,3]	401	417	n/a
Foreign exchange on long-term debt[1,4]	7	16	1-9
Other	135	107	n/a
	1,884	1,630
Less: Current portion included in Other current assets (Note 6)	131	43
	1,753	1,587
Regulatory Liabilities
Operating and debt-service regulatory liabilities[2]	48	139	1
Pensions and other post-retirement benefits[3]	18	35	n/a
ANR-related post-employment and retirement benefits other than pension[5]	40	41	n/a
Long-term adjustment account[6,7]	227	660	6
Bridging amortization account[6]	537	428	10
Pipeline abandonment trust balances[8]	1,842	1,462	n/a
Cost of removal[9]	246	253	n/a
Deferred income taxes[1]	115	151	n/a
Deferred income taxes – U.S. Tax Reform[10]	1,170	1,239	n/a
Other	58	60	n/a
	4,301	4,468
Less: Current portion included in Accounts payable and other (Note 15)	153	696
	4,148	3,772
1These regulatory assets and liabilities are underpinned by non-cash transactions or are recovered without an allowance for return as approved by the regulator. Accordingly, these regulatory assets or liabilities are not included in rate base and do not yield a return on investment during the recovery period.
2Operating and debt-service regulatory assets and liabilities represent the accumulation of cost and revenue variances to be included in determination of rates in the following year.
3These balances represent the regulatory offset to pension plan and other post-retirement benefit obligations to the extent the amounts are expected to be collected from or refunded to customers in future rates.
4Foreign exchange on long-term debt of the NGTL System represents the variance resulting from revaluing foreign currency-denominated debt instruments to the current foreign exchange rate from the historical foreign exchange rate at the time of issue. Foreign exchange gains and losses realized when foreign debt matures or is redeemed early are expected to be recovered or refunded through the determination of future tolls.
5This balance represents the amount ANR estimates would be required to refund to its customers for post-retirement and post-employment benefit amounts collected through its FERC-approved rates that have not been used to pay benefits to its employees. Pursuant to a FERC-approved rate settlement, the $40 million (US$32 million) balance at December 31, 2020 is subject to resolution through future regulatory proceedings and, accordingly, a settlement period cannot be determined at this time.
6These regulatory accounts are used to capture Canadian Mainline revenue and cost variances plus toll-stabilization adjustments during the 2015-2030 settlement term.
7Under the terms of the 2021-2026 Mainline Settlement, $223 million will be amortized over the six-year settlement term and the residual of $4 million will be transferred to the STAA.
8This balance represents the amounts collected in tolls from shippers and included in the LMCI restricted investments to fund future abandonment of the Company's CER-regulated pipeline facilities.
9This balance represents anticipated costs of removal that have been, and continue to be, included in depreciation rates and collected in the service rates of certain rate-regulated operations for future costs to be incurred.
10These balances represent the impact of U.S. Tax Reform. The regulatory liabilities will be amortized over varying terms that approximate the expected reversal of the underlying deferred tax liabilities that gave rise to the regulatory liabilities under the Reverse South Georgia Methodology.